UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	December 31, 2019

Date of reporting period:	January 1, 2019 — December 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT High Yield Fund

Annual report

12 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 7, 2020

Dear Shareholder:

Global financial markets overcame a number of uncertainties in 2019. Both stock and bond markets experienced bouts of volatility, but performance recovered despite macroeconomic headwinds and risks. Stock markets worldwide delivered solid returns for the calendar year, with all three major U.S. equity indexes reaching record highs in December. The year was also beneficial for bond investors, as global fixed-income markets posted strong returns, thanks in part to policy easing from central banks.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches, such as maintaining a well-diversified portfolio, thinking about long-term goals, and speaking regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/19)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2019

Class IA: $6.39	Class IB: $6.32

Total return at net asset value

			JPMorgan
			Developed High
(as of 12/31/19)	Class IA shares*	Class IB shares†	Yield Index‡
1 year	14.55%	14.40%	14.60%
5 years	29.91	28.40	36.14
Annualized	5.37	5.13	6.36
10 years	94.24	89.33	113.52
Annualized	6.86	6.59	7.88
Life	896.25	834.25	—
Annualized	7.47	7.25	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund	1

Report from your fund’s managers

How did high-yield bonds perform during the 12-month reporting period ended December 31, 2019.

Despite a short-term downturn in May 2019, high-yield bonds delivered a solid gain for the 12-month period. The asset class advanced 14.60%, as measured by the fund’s benchmark, the JPMorgan Developed High Yield Index. High-yield bonds outperformed high-yield bank loans, but trailed U.S. stocks and the broad investment-grade fixed-income market for the reporting period. Investment-grade debt received a notable boost from the greater interest-rate sensitivity of investment-grade corporate credit, as interest rates declined during the period.

After posting strong year-to-date results through April 30, high-yield bonds declined in May. This came as volatility spiked, trade negotiations between the United States and China broke down, and tariff-related conflict ensued. Declining oil prices also hampered high-yield performance. The market rebounded strongly in June amid dovish comments from U.S. Federal Reserve Chair Jerome Powell and gained ground in July when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007. We believe some investors viewed this as a sign the U.S. economy could be heading for recession. The market proved resilient, however, rising modestly in September and October when the Fed cut interest rates in both months. High-yield bonds ended the period on a positive note amid improving prospects for a phase-one trade deal with China.

Higher-quality bonds far outpaced their lower-quality counterparts for the year. The core BB and B tiers gained 15.61% and 15.69%, respectively. In contrast, the lower-quality CCC/below category returned 11.25%. Within the benchmark, returns were positive across all industries. The reporting period’s top performers were housing [19%], consumer products [18%], and financials [17%].

How did the Putnam VT High Yield Fund perform in this environment?

For the 12-month reporting period, the fund’s class IA shares posted a return of 14.55%, which was closely aligned with the benchmark’s return of 14.60%.

What factors had the biggest influence on the fund’s relative performance during the period?

A meaningful underweight in energy added considerable value versus the benchmark. Security selection in chemicals and an overweight allocation in housing also aided relative performance. On the downside, selections in retail, along with lighter-than-benchmark exposures to the food & beverages and automotive cohorts, dampened relative performance.

In terms of individual holdings, avoiding the underperforming energy infrastructure engineering company and index member McDermott International helped versus the benchmark. An overweight position in telecommunications provider Frontier Communications also contributed. Auto-finance firm Ally Financial performed well, benefiting from the general financial health of its retail customers, which supported the firm’s balance sheet and, in turn, helped it secure a second investment-grade rating.

On the other hand, an out-of-benchmark investment in Jo-Ann Stores worked against relative performance this period. Debt issued by the fabric and craft retailer weakened amid concern that U.S. trade tariffs on China could force the chain to significantly raise its prices. Energy exploration and production companies Alta Mesa Resources and Triangle Petroleum also struggled.

What is your outlook in the coming months?

We continue to have a generally positive view of the high-yield asset class. We think the fundamentals underlying U.S. issuers are skewed slightly positive, buoyed by favorable corporate earnings. In Europe, economic data has marginally improved this year, aided by renewed monetary policy accommodation by the European Central Bank, in our view.

Looking at defaults, when distressed exchanges are included in calculating the U.S. high-yield default rate, the figure was 2.86% as of December 31, 2019, which was still below the long-term historical average range between 3% and 3.5%. We think the market’s supply-and-demand backdrop is supportive, given moderate net new issuance and strong flows into high-yield mutual funds and exchange-traded funds. From a valuation standpoint, high-yield spreads look fairly valued to us, in light of underlying fundamental strength and what we consider to be favorable technical environment. Despite these positives, risks to our outlook include price volatility in oil and other commodities, policy missteps by global central banks, and heightened geopolitical tension.

How have you positioned the fund in light of this outlook?

During the reporting period, we reduced risk in the portfolio by continuing to decrease our exposure to CCC-rated credits, while maintaining an overweight allocation to BB-rated bonds.

At the industry level, we favored gaming, lodging & leisure; housing; and cable & satellite. Conversely, we had lower-than-benchmark exposure to energy, food & beverages, consumer products, transportation, services, automotive, and health care.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds

2	Putnam VT High Yield Fund

(a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Paul D. Scanlon, CFA, is Co-Head of Fixed Income. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, Norman P. Boucher and Robert L. Salvin are Portfolio Managers of the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/19 to 12/31/19. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/18	0.72%	0.97%
Annualized expense ratio for the six-month
period ended 12/31/19*	0.72%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/19		ended 12/31/19
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.70	$4.99	$3.67	$4.94
Ending value
(after
expenses)	$1,040.70	$1,039.50	$1,021.58	$1,020.32

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/19. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT High Yield Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT High Yield Fund	5

The fund’s portfolio 12/31/19

CORPORATE BONDS AND NOTES (86.8%)*	Principal amount	Value

Advertising and marketing services (0.3%)
Outfront Media Capital, LLC/ Outfront Media
Capital Corp. 144A sr. unsec. bonds 4.625%,
3/15/30	$95,000	$96,663
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24	140,000	143,500
Terrier Media Buyer, Inc. 144A company
guaranty sr. unsec. notes 8.875%, 12/15/27	335,000	354,263
		594,426
Automotive (0.4%)
Navistar International Corp. 144A sr. unsec.
notes 6.625%, 11/1/25	720,000	733,500
		733,500
Broadcasting (3.7%)
Clear Channel Outdoor Holdings, Inc. 144A
company guaranty sr. notes 5.125%, 8/15/27	210,000	218,673
Clear Channel Worldwide Holdings, Inc. 144A
company guaranty sr. unsec. notes 9.25%, 2/15/24	191,000	211,533
Diamond Sports Group, LLC/Diamond Sports
Finance Co. 144A sr. notes 5.375%, 8/15/26	400,000	404,621
Diamond Sports Group, LLC/Diamond Sports
Finance Co. 144A sr. unsec. notes 6.625%,
8/15/27	815,000	792,588
Entercom Media Corp. 144A company
guaranty notes 6.50%, 5/1/27	360,000	385,200
Entercom Media Corp. 144A company
guaranty sr. unsec. notes 7.25%, 11/1/24	370,000	389,425
Gray Television, Inc. 144A sr. unsec.
notes 7.00%, 5/15/27	630,000	700,088
iHeartCommunications, Inc. company
guaranty sr. notes 6.375%, 5/1/26	168,141	182,433
iHeartCommunications, Inc. company
guaranty sr. unsec. notes 8.375%, 5/1/27	607,569	671,364
Nexstar Broadcasting, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 8/1/24	450,000	469,125
Nexstar Escrow, Inc. 144A sr. unsec.
notes 5.625%, 7/15/27	520,000	547,976
Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. bonds 5.50%, 3/1/30	315,000	322,088
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	750,000	791,250
Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 4/1/23	355,000	360,325
Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5.125%, 2/15/25	465,000	459,769
		6,906,458
Building materials (1.5%)
American Builders & Contractors Supply Co., Inc.
144A company guaranty sr. unsec. notes 5.875%,
5/15/26	100,000	106,250
American Builders & Contractors Supply Co., Inc.
144A sr. notes 4.00%, 1/15/28	160,000	162,400
Installed Building Products, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 2/1/28	60,000	64,125
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 12/15/27	320,000	327,200
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 12/15/25	135,000	138,983
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.375%, 2/1/28	125,000	132,031

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Building materials cont.
NCI Building Systems, Inc. 144A company
guaranty sr. unsec. sub. notes 8.00%, 4/15/26	$375,000	$391,406
Standard Industries, Inc. 144A sr. unsec.
notes 6.00%, 10/15/25	255,000	268,069
Standard Industries, Inc. 144A sr. unsec.
notes 5.375%, 11/15/24	335,000	344,213
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	320,000	333,600
Standard Industries, Inc. 144A sr. unsec.
notes 4.75%, 1/15/28	30,000	30,750
Werner FinCo LP/Werner FinCo, Inc. 144A company
guaranty sr. unsec. notes 8.75%, 7/15/25	495,000	461,588
		2,760,615
Cable television (5.0%)
Altice Luxembourg SA 144A sr. unsec.
notes 10.50%, 5/15/27 (Luxembourg)	345,000	393,317
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 5/1/26	440,000	463,650
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. bonds 5.375%, 6/1/29	1,965,000	2,102,550
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5.75%, 2/15/26	595,000	627,737
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5.00%, 2/1/28	380,000	398,742
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%,
6/1/24	1,085,000	1,169,088
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%,
11/15/21	180,000	193,050
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%,
1/15/30	265,000	282,888
CSC Holdings, LLC 144A sr. unsec. notes 7.75%,
7/15/25	255,000	271,884
CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.875%, 10/15/25	200,000	223,500
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	1,020,000	1,042,313
Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)	110,000	119,488
Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/22 (Canada)	480,000	506,400
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	325,000	347,750
Virgin Media Finance PLC 144A company
guaranty sr. unsec. unsub. notes 5.75%, 1/15/25
(United Kingdom)	540,000	555,525
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%,
1/15/27 (Netherlands)	400,000	422,000
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	195,000	207,188
		9,327,070
Capital goods (8.1%)
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27	535,000	555,063
Amsted Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 7/1/27	230,000	243,800
Amsted Industries, Inc. 144A sr. unsec.
bonds 4.625%, 5/15/30	305,000	307,205
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%,
6/30/27 (Luxembourg)	440,000	454,938
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. sub. notes
4.125%, 8/15/26 (Ireland)	325,000	333,125

6	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Capital goods cont.
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 6.00%, 2/15/25 (Ireland)	$285,000	$298,894
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 5.25%, 8/15/27 (Ireland)	325,000	342,069
ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6.50%, 6/15/23 (Canada)	395,000	407,624
Berry Global Escrow Corp. 144A notes 5.625%,
7/15/27	235,000	252,038
Berry Global, Inc. 144A notes 4.50%, 2/15/26	110,000	112,992
Bombardier, Inc. 144A sr. unsec. notes 8.75%,
12/1/21 (Canada)	150,000	164,438
Bombardier, Inc. 144A sr. unsec. notes 7.875%,
4/15/27 (Canada)	485,000	498,944
Bombardier, Inc. 144A sr. unsec. notes 7.50%,
12/1/24 (Canada)	400,000	420,000
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%,
7/15/29	125,000	134,075
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%,
7/15/27	215,000	226,288
Crown Americas, LLC/Crown Americas Capital Corp.
VI company guaranty sr. unsec. notes 4.75%,
2/1/26	220,000	232,375
Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26	380,000	451,250
GFL Environmental, Inc. 144A sr. notes 5.125%,
12/15/26 (Canada)	305,000	320,671
GFL Environmental, Inc. 144A sr. unsec.
notes 8.50%, 5/1/27 (Canada)	325,000	357,500
Great Lakes Dredge & Dock Corp. company
guaranty sr. unsec. notes 8.00%, 5/15/22	525,000	555,188
Hulk Finance Corp. 144A sr. unsec. notes 7.00%,
6/1/26 (Canada)	1,045,000	1,105,088
Moog, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 12/15/27	125,000	127,200
Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/25	205,000	211,406
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc. 144A company
guaranty sr. notes 6.25%, 5/15/26	245,000	263,988
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc. 144A company
guaranty sr. unsec. notes 8.50%, 5/15/27	310,000	329,375
Park-Ohio Industries, Inc. company
guaranty sr. unsec. notes 6.625%, 4/15/27	430,000	437,764
RBS Global, Inc./Rexnord, LLC 144A sr. unsec.
notes 4.875%, 12/15/25	350,000	361,375
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	725,000	752,188
Staples, Inc. 144A sr. unsec. notes 10.75%,
4/15/27	440,000	446,600
Stevens Holding Co, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 10/1/26	660,000	721,050
Tennant Co. company guaranty sr. unsec.
unsub. notes 5.625%, 5/1/25	295,000	308,275
Titan Acquisition, Ltd./Titan Co-Borrower, LLC
144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	245,000	242,550
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.50%, 5/15/25	70,000	72,800

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26	$555,000	$588,639
TransDigm, Inc. 144A company
guaranty sr. notes 6.25%, 3/15/26	595,000	644,153
TransDigm, Inc. 144A company guaranty
sr. unsec. sub. notes 5.50%, 11/15/27	480,000	485,390
Trivium Packaging Finance BV 144A company
guaranty sr. notes 5.50%, 8/15/26 (Netherlands)	235,000	247,631
Trivium Packaging Finance BV 144A company
guaranty sr. unsec. notes 8.50%, 8/15/27
(Netherlands)	210,000	233,625
Vertiv Group Corp. 144A sr. unsec. notes 9.25%,
10/15/24	180,000	193,500
Vertiv Intermediate Holding Corp. 144A sr. unsec.
notes 12.00%, 2/15/22 ‡‡	220,000	228,250
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%,
2/15/26	360,000	375,300
		15,044,624
Chemicals (3.9%)
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23
(Netherlands) ‡‡	310,000	316,200
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A
company guaranty sr. unsec. notes 6.25%, 2/1/25
(Netherlands)	400,000	411,000
Axalta Coating Systems, LLC 144A company
guaranty sr. unsec. unsub. notes 4.875%, 8/15/24	235,000	243,225
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	610,000	635,925
Chemours Co. (The) company guaranty sr. unsec.
notes 5.375%, 5/15/27	145,000	128,325
Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 7.00%, 5/15/25	165,000	166,238
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 12/1/27	470,000	499,375
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 7/15/24	160,000	160,000
GCP Applied Technologies, Inc. 144A sr. unsec.
notes 5.50%, 4/15/26	720,000	756,000
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	455,000	461,825
Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/25	300,000	309,000
PQ Corp. 144A company guaranty sr. unsec.
notes 5.75%, 12/15/25	435,000	457,838
Starfruit Finco BV/Starfruit US Holdco, LLC 144A
sr. unsec. notes 8.00%, 10/1/26 (Netherlands)	640,000	675,200
Syngenta Finance NV 144A company
guaranty sr. unsec. unsub. notes 5.182%, 4/24/28
(Switzerland)	390,000	420,357
Syngenta Finance NV 144A company
guaranty sr. unsec. unsub. notes 4.892%, 4/24/25
(Switzerland)	390,000	417,499
Tronox Finance PLC 144A company
guaranty sr. unsec. notes 5.75%, 10/1/25
(United Kingdom)	275,000	280,148
Univar Solutions USA, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 12/1/27	545,000	568,860
WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	330,000	364,650
		7,271,665

Putnam VT High Yield Fund	7

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Commercial and consumer services (2.0%)
Carriage Services, Inc. 144A sr. unsec.
notes 6.625%, 6/1/26	$480,000	$511,200
Gartner, Inc. 144A company guaranty sr. unsec.
notes 5.125%, 4/1/25	430,000	447,738
GW B-CR Security Corp. 144A sr. unsec.
notes 9.50%, 11/1/27 (Canada)	378,000	403,515
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%,
8/1/28 (United Kingdom)	165,000	183,563
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	500,000	543,750
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	95,000	99,988
Iron Mountain, Inc. 144A company
guaranty sr. unsec. bonds 5.25%, 3/15/28 R	440,000	457,600
Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 9/15/27 R	485,000	499,550
Refinitiv US Holdings, Inc. 144A company
guaranty sr. notes 6.25%, 5/15/26	145,000	158,231
Sabre GLBL, Inc. 144A company
guaranty sr. notes 5.375%, 4/15/23	460,000	471,270
		3,776,405
Construction (2.2%)
Beacon Roofing Supply, Inc. 144A company
guaranty sr. notes 4.50%, 11/15/26	255,000	262,650
Beacon Roofing Supply, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/25	385,000	386,925
BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	515,000	535,600
Builders FirstSource, Inc. 144A company
guaranty sr. unsub. notes 5.625%, 9/1/24	313,000	325,520
Builders FirstSource, Inc. 144A sr. notes
6.75%, 6/1/27	235,000	257,619
Cemex Finance, LLC 144A company
guaranty sr. notes 6.00%, 4/1/24 (Mexico)	399,000	410,176
Cemex SAB de CV 144A company
guaranty sr. notes 5.45%, 11/19/29 (Mexico)	225,000	235,125
Cemex SAB de CV 144A company
guaranty sr. sub. notes 5.70%, 1/11/25 (Mexico)	200,000	205,000
CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8.00%, 10/1/21	255,000	255,638
James Hardie International Finance DAC 144A
sr. unsec. bonds 5.00%, 1/15/28 (Ireland)	200,000	210,000
Resideo Funding, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 11/1/26	230,000	231,725
TopBuild Corp. 144A company guaranty sr. unsec.
notes 5.625%, 5/1/26	420,000	438,900
U.S. Concrete, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 6/1/24	384,000	400,800
		4,155,678
Consumer (0.5%)
Scotts Miracle-Gro, Co. (The) 144A sr. unsec.
notes 4.50%, 10/15/29	455,000	465,101
Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6.125%, 12/15/24	300,000	309,750
Spectrum Brands, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 10/1/29	240,000	247,800
		1,022,651
Consumer staples (5.7%)
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty notes 5.00%, 10/15/25 (Canada)	510,000	529,125
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty notes 4.375%, 1/15/28 (Canada)	215,000	215,538

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Consumer staples cont.
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty sr. notes 3.875%, 1/15/28
(Canada)	$365,000	$366,825
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.625%, 1/15/27	310,000	309,628
Albertsons Cos., LLC/Safeway, Inc./New Albertsons
LP/Albertson’s, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/26	365,000	409,713
Ascend Learning, LLC 144A sr. unsec.
notes 6.875%, 8/1/25	460,000	483,000
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	230,000	234,888
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	207,250
Brand Energy & Infrastructure Services, Inc. 144A
sr. unsec. notes 8.50%, 7/15/25	480,000	492,000
Energizer Holdings, Inc. 144A company
guaranty sr. unsec. notes 7.75%, 1/15/27	30,000	33,527
Energizer Holdings, Inc. 144A company
guaranty sr. unsec. sub. notes 6.375%, 7/15/26	115,000	122,475
Fresh Market, Inc. (The) 144A company
guaranty sr. notes 9.75%, 5/1/23	375,000	187,500
Go Daddy Operating Co, LLC/GD Finance Co., Inc.
144A company guaranty sr. unsec. notes 5.25%,
12/1/27	150,000	157,875
Golden Nugget, Inc. 144A company
guaranty sr. unsec. sub. notes 8.75%, 10/1/25	475,000	507,953
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%,
10/15/24	600,000	621,000
Itron, Inc. 144A company guaranty sr. unsec.
notes 5.00%, 1/15/26	480,000	497,400
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.25%, 6/1/26	405,000	427,275
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.00%, 6/1/24	405,000	419,681
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 4.75%, 6/1/27	240,000	252,600
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	490,000	519,400
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	120,000	127,350
Match Group, Inc. 144A sr. unsec. bonds 5.00%,
12/15/27	740,000	771,450
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	340,000	353,158
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	250,000	284,688
Netflix, Inc. sr. unsec. unsub. notes 5.875%,
11/15/28	440,000	487,766
Netflix, Inc. 144A sr. unsec. bonds 5.375%,
11/15/29	165,000	175,722
Netflix, Inc. 144A sr. unsec. bonds 4.875%,
6/15/30	95,000	96,484
Newell Brands, Inc. sr. unsec.
unsub. notes 4.20%, 4/1/26	295,000	307,613
Party City Holdings, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 8/15/23	175,000	153,125
Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 1/15/28	65,000	68,088

8	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Consumer staples cont.
Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6.125%, 4/1/23	$570,000	$524,400
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%,
1/15/30	240,000	251,400
		10,595,897
Energy (8.3%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25
(Norway)	605,000	642,813
Aker BP ASA 144A sr. unsec. notes 4.75%, 6/15/24
(Norway)	160,000	166,000
Antero Midstream Partners LP/Antero Midstream
Finance Corp. 144A sr. unsec. notes 5.75%,
1/15/28	255,000	221,850
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.375%, 11/1/21	305,000	290,417
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.125%, 12/1/22	370,000	330,225
Apergy Corp. company guaranty sr. unsec.
notes 6.375%, 5/1/26	350,000	369,250
Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 10.00%,
4/1/22	354,000	352,099
Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 7.00%,
11/1/26	85,000	67,788
Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.625%, 6/1/24
(Canada)	165,000	150,150
California Resources Corp. 144A company
guaranty notes 8.00%, 12/15/22	131,000	56,330
Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	265,000	337,560
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.875%, 3/31/25	350,000	393,561
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	450,000	497,331
Comstock Escrow Corp. company guaranty sr. unsec.
sub. notes 9.75%, 8/15/26	140,000	127,050
Covey Park Energy, LLC/Covey Park Finance Corp.
144A company guaranty sr. unsec. notes 7.50%,
5/15/25	610,000	524,600
DCP Midstream Operating LP 144A company
guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	385,000	404,250
Denbury Resources, Inc. 144A company
guaranty notes 9.00%, 5/15/21	494,000	477,945
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 5/31/25	400,000	419,969
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	745,000	782,250
Energy Transfer Partners LP company
guaranty sr. unsec. notes 5.875%, 1/15/24	295,000	326,606
Energy Transfer Partners LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	685,000	647,325
Hess Midstream Operations LP 144A company
guaranty sr. unsec. sub. notes 5.625%, 2/15/26	635,000	660,962
Hess Midstream Operations LP 144A sr. unsec.
notes 5.125%, 6/15/28	160,000	162,000
Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 8/1/24	635,000	662,781
Indigo Natural Resources, LLC 144A sr. unsec.
notes 6.875%, 2/15/26	195,000	183,300

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty
sr. unsec. notes 7.00%, 3/31/24 (Canada)	$80,000	$80,500
MEG Energy Corp. 144A company guaranty
sr. unsec. notes 6.375%, 1/30/23 (Canada)	285,000	285,713
MEG Energy Corp. 144A notes 6.50%, 1/15/25
(Canada)	455,000	473,246
Nabors Industries, Inc. company
guaranty sr. unsec. notes 5.75%, 2/1/25	575,000	517,500
Nabors Industries, Inc. company
guaranty sr. unsec. notes 5.50%, 1/15/23	50,000	48,000
Newfield Exploration Co. sr. unsec.
unsub. notes 5.75%, 1/30/22	5,000	5,313
Nine Energy Service, Inc. 144A sr. unsec.
notes 8.75%, 11/1/23	160,000	129,600
Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 7.75%, 1/15/24	150,000	77,925
Noble Holding International, Ltd. 144A company
guaranty sr. unsec. notes 7.875%, 2/1/26	200,000	145,000
Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 3/15/22	75,000	72,188
Oasis Petroleum, Inc. 144A sr. unsec.
notes 6.25%, 5/1/26	100,000	83,750
Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.125%, 1/15/26
(Canada)	450,000	427,500
SESI, LLC company guaranty sr. unsec.
unsub. notes 7.125%, 12/15/21	235,000	200,432
Seventy Seven Energy, Inc. escrow sr. unsec.
notes 6.50%, 7/15/22 F	345,000	35
Seventy Seven Operating, LLC escrow company
guaranty sr. unsec. unsub. notes 6.625%,
11/15/20 F	770,000	77
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	65,000	63,886
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	425,000	404,813
SM Energy Co. sr. unsec. unsub. notes 6.75%,
9/15/26	125,000	122,500
SM Energy Co. sr. unsec. unsub. notes 6.125%,
11/15/22	12,000	12,120
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 5.50%, 1/15/28	325,000	318,500
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	140,000	142,800
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. notes 6.875%, 1/15/29	180,000	199,800
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. notes 6.50%, 7/15/27	155,000	169,725
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A sr. unsec.
bonds 5.50%, 3/1/30	95,000	97,613
Transocean Pontus, Ltd. 144A company
guaranty sr. notes 6.125%, 8/1/25
(Cayman Islands)	226,950	233,191
Transocean Poseidon, Ltd. 144A company
guaranty sr. notes 6.875%, 2/1/27	170,000	180,200
Transocean Sentry, Ltd. 144A company
guaranty sr. notes 5.375%, 5/15/23
(Cayman Islands)	255,000	259,463

Putnam VT High Yield Fund	9

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value
Energy cont.
Transocean, Inc. company guaranty sr. unsec.
unsub. bonds 7.50%, 4/15/31	$265,000	$205,375
Transocean, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 7/15/23	13,000	13,731
Valaris PLC sr. unsec. notes 7.75%, 2/1/26
(United Kingdom)	150,000	84,743
Valaris PLC sr. unsec. sub. notes 8.00%, 1/31/24
(United Kingdom)	70,000	42,350
Viper Energy Partners LP 144A company
guaranty sr. unsec. notes 5.375%, 11/1/27	275,000	286,000
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	255,000	293,250
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	215,000	229,513
WPX Energy, Inc. sr. unsec. sub. notes 5.25%,
10/15/27	275,000	290,125
		15,450,889
Entertainment (1.6%)
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. notes 6.125%, 5/15/27	200,000	182,500
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 11/15/26	220,000	198,275
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 6/15/25	420,000	388,500
Cinemark USA, Inc. company guaranty sr. unsec.
notes 5.125%, 12/15/22	85,000	85,935
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 6/1/23	160,000	162,600
Constellation Merger Sub, Inc. 144A sr. unsec.
notes 8.50%, 9/15/25	485,000	423,163
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	290,000	300,150
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/15/27	95,000	98,325
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/15/26	265,000	282,225
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	590,000	629,088
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 7/31/24	250,000	259,063
		3,009,824
Financials (8.9%)
Alliant Holdings Intermediate, LLC/Alliant
Holdings Co-Issuer 144A sr. unsec. notes 6.75%,
10/15/27	195,000	208,835
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	1,425,000	1,978,043
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	180,000	201,375
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	360,000	486,000
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	215,000	238,381
Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity	270,000	306,450
CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23	440,000	474,100
CIT Group, Inc. sr. unsec. unsub. notes 5.25%,
3/7/25	220,000	242,000
CIT Group, Inc. sr. unsec. unsub. notes 5.00%,
8/15/22	55,000	58,300
CNO Financial Group, Inc. sr. unsec. notes 5.25%,
5/30/29	210,000	234,413

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount		Value

Financials cont.
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25		$335,000	$371,013
Credit Acceptance Corp. company
guaranty sr. unsec. notes 7.375%, 3/15/23		265,000	271,956
Credit Acceptance Corp. 144A company
guaranty sr. unsec. notes 6.625%, 3/15/26		155,000	167,594
Credit Acceptance Corp. 144A sr. unsec.
notes 5.125%, 12/31/24		155,000	160,961
Credit Suisse Group AG 144A jr. unsec. sub. FRN
6.25%, perpetual maturity (Switzerland)		500,000	542,750
Dresdner Funding Trust I 144A jr. unsec.
sub. notes 8.151%, 6/30/31		150,000	201,750
ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R		270,000	279,113
Fairfax Financial Holdings, Ltd. sr. unsec.
notes 4.85%, 4/17/28 (Canada)		205,000	223,377
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.25%, 4/15/25		295,000	289,191
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.125%, 11/15/24		270,000	265,280
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 5.25%, 6/1/25		295,000	321,761
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26		245,000	270,823
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 12/1/24 (Canada)		310,000	315,682
HUB International, Ltd. 144A sr. unsec.
notes 7.00%, 5/1/26		410,000	433,575
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.75%, 2/1/24		300,000	311,250
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.25%, 5/15/26		365,000	388,725
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. 144A company guaranty sr. unsec.
notes 5.25%, 5/15/27		185,000	189,187
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. 144A company guaranty sr. unsec.
notes 4.75%, 9/15/24		180,000	184,950
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		420,000	435,225
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		430,000	434,713
iStar, Inc. sr. unsec. unsub. notes 5.25%,
9/15/22 R		45,000	46,181
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN,
13.00%, perpetual maturity
(United Kingdom)	GBP	115,000	275,462
Lloyds Banking Group PLC jr. unsec. sub. FRB
7.50%, perpetual maturity (United Kingdom)		$328,000	362,440
LPL Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 9/15/25		630,000	659,138
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. company
guaranty sr. unsec. notes 4.50%, 1/15/28 R		150,000	156,375
Nationstar Mortgage Holdings, Inc. 144A company
guaranty sr. unsec. notes 9.125%, 7/15/26		315,000	348,863
Nationstar Mortgage Holdings, Inc. 144A company
guaranty sr. unsec. notes 8.125%, 7/15/23		300,000	316,875
Provident Funding Associates LP/PFG Finance Corp.
144A sr. unsec. notes 6.375%, 6/15/25		505,000	494,900

10	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648%, perpetual maturity
(United Kingdom)	$675,000	$946,027
Springleaf Finance Corp. company
guaranty sr. unsec. sub. notes 7.125%, 3/15/26	160,000	184,992
Springleaf Finance Corp. company
guaranty sr. unsec. sub. notes 6.625%, 1/15/28	255,000	287,844
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	265,000	301,438
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 5.375%,
11/15/29	330,000	344,454
Starwood Property Trust, Inc. sr. unsec.
notes 4.75%, 3/15/25 R	420,000	443,100
Stearns Holdings, LLC 144A sr. unsec.
notes 9.375%, 8/15/20	536,000	64,320
Stearns Holdings, LLC/Stearns Co-Issuer, Inc.
144A notes 5.00%, 11/5/24	13,919	11,135
Taylor Morrison Communities, Inc. 144A sr. unsec.
notes 5.75%, 1/15/28	155,000	168,950
TMX Finance, LLC/TitleMax Finance Corp. 144A
sr. notes 11.125%, 4/1/23	340,000	307,700
USIS Merger Sub, Inc. 144A sr. unsec.
notes 6.875%, 5/1/25	430,000	439,546
		16,646,513
Forest products and packaging (1.9%)
Boise Cascade Co. 144A company
guaranty sr. unsec. notes 5.625%, 9/1/24	695,000	722,800
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	175,000	180,268
BWAY Holding Co. 144A sr. unsec. notes 7.25%,
4/15/25	580,000	572,750
Greif, Inc. 144A company guaranty sr. unsec.
notes 6.50%, 3/1/27	395,000	426,600
Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 4.875%, 9/15/24	345,000	356,644
Mercer International, Inc. sr. unsec.
notes 7.375%, 1/15/25 (Canada)	75,000	80,734
Mercer International, Inc. sr. unsec.
notes 6.50%, 2/1/24 (Canada)	255,000	264,563
Mercer International, Inc. sr. unsec.
notes 5.50%, 1/15/26 (Canada)	185,000	188,238
Smurfit Kappa Treasury Funding DAC company
guaranty sr. unsec. unsub. notes 7.50%, 11/20/25
(Ireland)	645,000	792,544
		3,585,141
Gaming and lottery (2.7%)
Boyd Gaming Corp. company guaranty sr. unsec.
notes 6.00%, 8/15/26	160,000	171,600
Boyd Gaming Corp. company guaranty sr. unsec.
unsub. notes 6.375%, 4/1/26	170,000	182,909
Boyd Gaming Corp. 144A company
guaranty sr. unsec. notes 4.75%, 12/1/27	155,000	161,006
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A
company guaranty sr. unsec. notes 5.25%,
10/15/25	615,000	636,525
Eldorado Resorts, Inc. company
guaranty sr. unsec. notes 6.00%, 9/15/26	60,000	66,075
Eldorado Resorts, Inc. company
guaranty sr. unsec. unsub. notes 7.00%, 8/1/23	215,000	223,600
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty notes 10.25%, 11/15/22	745,000	786,348
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty sr. notes 6.75%, 11/15/21	50,000	51,000

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount		Value

Gaming and lottery cont.
Penn National Gaming, Inc. 144A sr. unsec.
notes 5.625%, 1/15/27		$340,000	$359,314
Scientific Games International, Inc. 144A company
guaranty sr. unsec. notes 7.25%, 11/15/29		500,000	542,500
Scientific Games International, Inc. 144A company
guaranty sr. unsec. notes 8.25%, 3/15/26		450,000	496,125
Scientific Games International, Inc. 144A
sr. unsec. notes 7.00%, 5/15/28		145,000	155,513
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
144A company guaranty sr. unsec.
sub. notes 5.25%, 5/15/27		780,000	828,750
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. bonds 5.125%,
10/1/29		395,000	423,638
			5,084,903
Health care (8.1%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6.375%, 5/15/23		135,000	118,125
ASP AMC Merger Sub, Inc. 144A sr. unsec.
notes 8.00%, 5/15/25		435,000	289,275
Bausch Health Americas, Inc. 144A sr. unsec.
notes 8.50%, 1/31/27		395,000	450,300
Bausch Health Cos., Inc. company
guaranty sr. unsec. notes Ser. REGS, 4.50%,
5/15/23	EUR	275,000	312,336
Bausch Health Cos., Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25		$235,000	245,575
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. bonds 5.25%, 1/30/30		125,000	129,625
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 7.25%, 5/30/29		290,000	331,325
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 7.00%, 1/15/28		145,000	160,051
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25		835,000	862,747
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 5.00%, 1/30/28		125,000	128,299
Bausch Health Cos., Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24		500,000	520,000
Bausch Health Cos., Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22		165,000	168,713
Centene Corp. sr. unsec. unsub. notes 4.75%,
5/15/22		175,000	178,500
Centene Corp. 144A sr. unsec. bonds 4.625%,
12/15/29		680,000	714,918
Centene Escrow I Corp. 144A sr. unsec.
notes 5.375%, 6/1/26		160,000	169,800
CHS/Community Health Systems, Inc. company
guaranty sr. notes 6.25%, 3/31/23		1,295,000	1,314,425
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 8.00%, 3/15/26		245,000	252,350
CHS/Community Health Systems, Inc. 144A
company guaranty sub. notes 8.125%, 6/30/24		296,000	242,720
Eagle Holding Co II, LLC 144A unsec. notes 7.75%,
5/15/22 ‡‡		90,000	91,384
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)		328,000	237,800
Envision Healthcare Corp. 144A company
guaranty sr. unsec. notes 8.75%, 10/15/26		215,000	133,300
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26		470,000	526,556

Putnam VT High Yield Fund	11

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. sub. notes 5.00%,
3/15/24	$320,000	$349,813
HCA, Inc. company guaranty sr. unsec.
notes 5.625%, 9/1/28	5,000	5,698
HCA, Inc. company guaranty sr. unsec.
notes 5.375%, 9/1/26	335,000	373,106
HCA, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 2/15/22	210,000	232,050
Hologic, Inc. 144A company guaranty sr. unsec.
notes 4.375%, 10/15/25	170,000	175,525
Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6.375%, 8/1/23	490,000	505,772
Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	146,000	115,340
Molina Healthcare, Inc. company
guaranty sr. unsec. notes 5.375%, 11/15/22	350,000	372,043
Molina Healthcare, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 6/15/25	90,000	92,475
Service Corp. International sr. unsec.
bonds 5.125%, 6/1/29	435,000	462,188
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	125,000	130,313
Service Corp. International sr. unsec.
unsub. notes 5.375%, 5/15/24	575,000	592,250
Tenet Healthcare Corp. company
guaranty sr. notes 4.625%, 7/15/24	195,000	199,631
Tenet Healthcare Corp. sr. unsec. notes 8.125%,
4/1/22	590,000	652,688
Tenet Healthcare Corp. 144A company
guaranty notes 6.25%, 2/1/27	155,000	166,819
Tenet Healthcare Corp. 144A company
guaranty sr. notes 5.125%, 11/1/27	620,000	654,875
Tenet Healthcare Corp. 144A company
guaranty sr. notes 4.875%, 1/1/26	1,020,000	1,068,348
Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. notes 6.75%, 3/1/28
(Israel)	465,000	472,073
Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. notes 6.00%, 4/15/24
(Israel)	545,000	551,540
WellCare Health Plans, Inc. sr. unsec.
notes 5.25%, 4/1/25	220,000	228,800
WellCare Health Plans, Inc. 144A sr. unsec.
notes 5.375%, 8/15/26	130,000	138,450
		15,117,921
Homebuilding (2.0%)
Brookfield Residential Properties, Inc./
Brookfield Residential US Corp. 144A company
guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	325,000	342,875
Howard Hughes Corp. (The) 144A sr. unsec.
notes 5.375%, 3/15/25	465,000	484,763
Lennar Corp. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/24	250,000	278,750
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 4/1/21	70,000	71,575
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	145,000	155,150
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	465,000	483,600

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Homebuilding cont.
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	$630,000	$809,550
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A
company guaranty sr. unsec. notes 9.375%, 4/1/27	90,000	93,911
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5.875%,
6/15/24	405,000	440,438
Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6.00%, 2/1/23	535,000	535,669
		3,696,281
Lodging/Tourism (0.7%)
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	535,000	568,438
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A company
guaranty sr. unsub. notes 5.875%, 5/15/25	370,000	370,000
Wyndham Hotels & Resorts, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 4/15/26	295,000	311,225
		1,249,663
Media (1.3%)
Lions Gate Capital Holdings, LLC 144A company
guaranty sr. unsec. notes 5.875%, 11/1/24	375,000	376,875
Lions Gate Capital Holdings, LLC 144A sr. unsec.
notes 6.375%, 2/1/24	310,000	323,956
Nielsen Co. Luxembourg SARL (The) 144A company
guaranty sr. unsec. notes 5.00%, 2/1/25
(Luxembourg)	470,000	484,100
Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. sub. notes 5.00%,
4/15/22	610,000	612,288
WMG Acquisition Corp. 144A company
guaranty sr. notes 5.00%, 8/1/23	390,000	398,775
WMG Acquisition Corp. 144A company
guaranty sr. unsec. notes 5.50%, 4/15/26	110,000	115,775
		2,311,769
Metals (3.4%)
Allegheny Technologies, Inc. sr. unsec.
sub. notes 5.875%, 12/1/27	30,000	31,500
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 7.875%, 8/15/23	320,000	358,666
ArcelorMittal SA sr. unsec. unsub. notes 7.00%,
10/15/39 (France)	395,000	481,476
Big River Steel, LLC/BRS Finance Corp. 144A
company guaranty sr. notes 7.25%, 9/1/25	665,000	701,575
Constellium NV 144A company guaranty sr. unsec.
notes 5.875%, 2/15/26 (France)	250,000	263,750
Constellium NV 144A company guaranty sr. unsec.
notes 5.75%, 5/15/24 (France)	315,000	323,663
Constellium NV 144A sr. unsec. notes 6.625%,
3/1/25 (France)	250,000	259,375
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6.875%, 3/1/26
(Canada)	360,000	364,500
Freeport-McMoRan, Inc. company
guaranty sr. unsec. unsub. notes 5.45%, 3/15/43
(Indonesia)	205,000	212,175
HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 7.625%, 1/15/25
(Canada)	355,000	374,703
Joseph T Ryerson & Son, Inc. 144A
sr. notes 11.00%, 5/15/22	180,000	189,900
New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6.25%, 11/15/22 (Canada)	170,000	170,000

12	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value

Metals cont.
Novelis Corp. 144A company guaranty sr. unsec.
bonds 5.875%, 9/30/26	$815,000	$867,246
Novelis Corp. 144A company guaranty sr. unsec.
notes 6.25%, 8/15/24	365,000	382,794
Steel Dynamics, Inc. company guaranty sr. unsec.
notes 5.00%, 12/15/26	145,000	154,212
Steel Dynamics, Inc. company guaranty sr. unsec.
notes 4.125%, 9/15/25	60,000	61,660
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 10/1/24	265,000	272,979
Teck Resources, Ltd. company guaranty sr. unsec.
unsub. notes 3.75%, 2/1/23 (Canada)	170,000	173,071
TMS International Corp. 144A sr. unsec.
notes 7.25%, 8/15/25	515,000	465,648
Zekelman Industries, Inc. 144A company
guaranty sr. notes 9.875%, 6/15/23	166,000	174,508
		6,283,401
Publishing (0.3%)
Meredith Corp. company guaranty sr. unsec.
notes 6.875%, 2/1/26	525,000	545,843
		545,843
Regional Bells (0.3%)
Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22	565,000	275,438
Frontier Communications Corp. 144A company
guaranty notes 8.50%, 4/1/26	325,000	329,063
		604,501
Retail (1.0%)
eG Global Finance PLC 144A company
guaranty sr. notes 6.75%, 2/7/25
(United Kingdom)	410,000	416,150
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 10/1/22	395,000	400,431
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.50%, 5/15/26	175,000	183,313
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.375%, 12/1/24	450,000	462,938
Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	325,000	329,875
		1,792,707
Technology (4.3%)
Banff Merger Sub, Inc. 144A sr. unsec.
notes 9.75%, 9/1/26	685,000	693,563
CommScope Finance, LLC 144A sr. notes 6.00%,
3/1/26	140,000	148,925
CommScope Finance, LLC 144A sr. notes 5.50%,
3/1/24	95,000	99,038
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. notes 6.02%, 6/15/26	1,105,000	1,272,076
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	365,000	385,075
Dun & Bradstreet Corp. (The) 144A
sr. notes 6.875%, 8/15/26	155,000	171,081
Inception Merger Sub, Inc./Rackspace
Hosting, Inc. 144A sr. unsec. notes 8.625%,
11/15/24	148,000	144,670
Infor US, Inc. company guaranty sr. unsec.
notes 6.50%, 5/15/22	355,000	360,325
Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	315,000	406,382
Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 5/31/23	775,000	757,563

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value
Technology cont.
Qorvo, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 7/15/26	$255,000	$271,575
Solera, LLC / Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24	385,000	408,508
SS&C Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 9/30/27	730,000	779,275
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A sr. unsec. notes 6.75%,
6/1/25	945,000	975,713
TTM Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/25	615,000	635,756
Western Digital Corp. company guaranty sr. unsec.
notes 4.75%, 2/15/26	400,000	417,000
		7,926,525
Telecommunications (4.3%)
Altice Finco SA 144A company guaranty sr. unsec.
unsub. notes 7.625%, 2/15/25 (Luxembourg)	600,000	621,000
Altice France SA 144A company
guaranty sr. notes 5.50%, 1/15/28 (France)	400,000	410,500
CommScope Technologies, LLC 144A company
guaranty sr. unsec. notes 6.00%, 6/15/25	255,000	255,288
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	635,000	689,629
Intelsat Jackson Holdings SA 144A sr. unsec.
notes 9.75%, 7/15/25 (Bermuda)	925,000	855,625
Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5.625%, 2/1/23	185,000	185,555
Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	715,000	743,600
Level 3 Financing, Inc. 144A company
guaranty sr. unsec. notes 4.625%, 9/15/27	150,000	153,570
SFR Group SA 144A company
guaranty sr. notes 7.375%, 5/1/26 (France)	510,000	547,556
Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 11/15/28	1,325,000	1,427,688
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23	1,050,000	1,158,497
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21	845,000	893,588
		7,942,096
Telephone (0.8%)
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.375%, 3/1/25	515,000	532,165
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27	210,000	223,650
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. bonds 4.75%, 2/1/28	595,000	623,447
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 4.50%, 2/1/26	160,000	164,000
		1,543,262
Textiles (0.2%)
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	325,000	342,739
		342,739
Toys (0.2%)
Mattel, Inc. 144A company guaranty sr. unsec.
notes 5.875%, 12/15/27	275,000	289,781
		289,781
Transportation (0.3%)
Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6.375%, 4/1/23	465,000	471,975
		471,975

Putnam VT High Yield Fund	13

CORPORATE BONDS
AND NOTES (86.8%)* cont.	Principal amount	Value
Utilities and power (2.9%)
AES Corp./Virginia (The) sr. unsec.
unsub. notes 5.50%, 4/15/25	$520,000	$536,900
AES Corp./Virginia (The) sr. unsec.
unsub. notes 5.125%, 9/1/27	180,000	192,150
AES Corp./Virginia (The) sr. unsec.
unsub. notes 4.875%, 5/15/23	219,000	222,833
AES Corp./Virginia (The) sr. unsec.
unsub. notes 4.50%, 3/15/23	165,000	169,125
Calpine Corp. 144A company
guaranty sr. notes 5.25%, 6/1/26	335,000	348,819
Calpine Corp. 144A company
guaranty sr. notes 4.50%, 2/15/28	460,000	464,080
Calpine Corp. 144A company
guaranty sr. sub. notes 5.875%, 1/15/24	145,000	148,081
Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	445,000	514,721
NRG Energy, Inc. company guaranty sr. unsec.
notes 7.25%, 5/15/26	255,000	278,588
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	80,000	86,800
NRG Energy, Inc. company guaranty sr. unsec.
notes 5.75%, 1/15/28	155,000	168,175
NRG Energy, Inc. 144A company
guaranty sr. bonds 4.45%, 6/15/29	210,000	219,996
NRG Energy, Inc. 144A company
guaranty sr. notes 3.75%, 6/15/24	360,000	372,258
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%,
6/15/29	375,000	405,469
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/20 F	415,000	623
Vistra Energy Corp. 144A company
guaranty sr. unsec. notes 8.125%, 1/30/26	225,000	240,750
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.00%, 7/31/27	200,000	208,996
Vistra Operations Co., LLC 144A sr. bonds 4.30%,
7/15/29	135,000	137,725
Vistra Operations Co., LLC 144A sr. notes 3.55%,
7/15/24	80,000	81,041
Vistra Operations Co., LLC 144A sr. unsec.
notes 5.625%, 2/15/27	185,000	194,944
Vistra Operations Co., LLC 144A sr. unsec.
notes 5.50%, 9/1/26	435,000	461,100
		5,453,174

Total corporate bonds and notes (cost $156,007,628)		$161,537,897

SENIOR LOANS (6.4%)* [c]	Principal amount	Value
Basic materials (0.3%)
Diamond BC BV bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.927%, 9/6/24	$69,418	$67,943
Pisces Midco, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 5.486%, 4/12/25	184,532	183,686
Solenis International LP bank term loan FRN (BBA
LIBOR USD 3 Month + 4.00%), 5.909%, 6/26/25	184,532	182,071
Starfruit US Holdco, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.96%,
10/1/25	184,523	184,523
		618,223

SENIOR LOANS (6.4%)* [c] cont.	Principal amount	Value
Capital goods (0.9%)
BWAY Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 5.234%, 4/3/24	$408,353	$406,439
GFL Environmental, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%),
4.799%, 5/31/25	232,977	233,018
Staples, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 5.00%), 6.691%, 4/12/26	134,662	132,053
Titan Acquisition, Ltd. (United Kingdom) bank
term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 4.799%, 3/28/25	348,657	342,294
Vertiv Intermediate Holding II Corp. bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.927%, 11/15/23	475,000	473,417
		1,587,221
Communication services (0.5%)
Asurion, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.50%), 8.299%, 8/4/25	365,000	369,106
CenturyLink, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.75%) 4.549%, 1/31/25	273,604	274,478
WideOpenWest Finance, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 5.03%,
8/19/23	287,063	284,432
		928,016
Consumer cyclicals (3.1%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 5.692%, 7/2/22	122,927	100,544
Cineworld Finance US, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 4.049%,
2/28/25	181,117	180,715
Clear Channel Outdoor Holdings, Inc. bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.299%, 8/21/26	448,875	450,979
CPG International, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.75%), 5.933%, 5/5/24	297,731	298,475
Garda World Security Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 6.69%,
10/23/26	425,000	426,948
iHeartCommunications, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 5.691%, 5/1/26	206,549	208,283
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 9.25%), 11.042%, 5/21/24	397,950	137,293
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 5.00%), 6.934%, 10/16/23	197,357	135,560
Navistar, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.24%, 11/6/24	840,742	837,589
PetSmart, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 5.74%, 3/11/22	545,000	538,945
Refinitiv US Holdings, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 5.049%,
10/1/25	985,050	992,805
Robertshaw Holdings Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 8.00%), 9.799%, 2/28/26	270,000	216,000
Robertshaw Holdings Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 3.25%), 5.063%, 2/28/25	270,113	244,453
Star Merger Sub, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 6.792%, 2/8/26	145,000	145,967
Talbots, Inc. (The) bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 7.00%), 8.799%,
11/28/22	314,777	310,842
Terrier Media Buyer, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 5.99%,
12/12/26	270,000	272,475
Travelport Finance Luxembourg Sarl bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 5.00%),
6.945%, 5/30/26	189,525	176,069
		5,673,942

14	Putnam VT High Yield Fund

SENIOR LOANS (6.4%)* [c] cont.	Principal amount	Value
Consumer staples (0.9%)
Ascend Learning, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 4.799%, 7/12/24	$412,312	$414,374
Brand Industrial Services, Inc. bank term loan
FRN (BBA LIBOR USD 3 Month + 4.25%), 6.235%,
6/21/24	589,234	586,919
CEC Entertainment, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 6.50%), 8.299%, 8/30/26	493,763	473,024
Revlon Consumer Products Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 5.409%,
9/7/23	253,540	193,482
		1,667,799
Energy (0.2%)
California Resources Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.75%), 6.555%,
12/31/22	120,000	106,067
FTS International, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 6.549%,
4/16/21	91,155	78,242
Lower Cadence Holdings, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.799%,
5/22/26	262,680	259,232
		443,541
Financials (0.1%)
HUB International, Ltd. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.927%,
4/25/25	185,000	186,580
		186,580
Health care (0.2%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.445%, 4/21/24	338,025	294,363
Ortho-Clinical Diagnostics, Inc. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
5.306%, 6/1/25	130,275	128,484
		422,847
Technology (0.2%)
Kronos, Inc./MA bank term loan FRN (BBA LIBOR
USD 3 Month + 8.25%), 10.159%, 11/1/24	310,000	316,717
Rackspace Hosting, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.00%), 4.902%, 11/3/23	92,552	90,238
		406,955

Total senior loans (cost $12,443,196)		$11,935,124

COMMON STOCKS (0.9%)*	Shares	Value
Advanz Pharma Corp., Ltd. (Canada) †	1,941	$5,652
Ally Financial, Inc.	12,375	378,180
CHC Group, LLC (Units) (acquired 3/23/17,
cost $32,379) (Cayman Islands) ∆∆ †	2,233	558
CIT Group, Inc.	6,345	289,522
Clear Channel Outdoor Holdings, Inc. †	30,412	86,978
iHeartMedia, Inc. Class A †	12,745	215,391
Live Nation Entertainment, Inc. †	3,790	270,871
MWO Holdings, LLC (Units) F	281	9,506
Nine Point Energy F	6,715	13,430
T-Mobile US, Inc. †	3,499	274,392
Tervita Corp. (Canada) †	748	4,268
Texas Competitive Electric Holdings Co. , LLC/TCEH
Finance, Inc. (Rights)	36,615	36,615
Tribune Media Co. Class 1C	93,841	51,613
Total common stocks (cost $2,144,587)		$1,636,976

CONVERTIBLE BONDS AND NOTES (0.6%)*	Principal amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes
Ser. AI, zero %, 10/1/20 (acquired 2/2/17,
cost $79,504) (Cayman Islands) ∆∆	$114,839	$22,968
DISH Network Corp. cv. sr. unsec. notes 3.375%,
8/15/26	168,000	161,599
Microchip Technology, Inc. cv. sr. unsec.
sub. notes 1.625%, 2/15/27	280,000	399,000
ON Semiconductor Corp. cv. company
guaranty sr. unsec. unsub. notes 1.625%,
10/15/23	380,000	523,925
Total convertible bonds and notes (cost $1,048,323)		$1,107,492

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value
Crown Castle International Corp. Ser. A,
6.875% cv. pfd.	316	$405,000
EPR Properties Ser. C, $1.438 cv. pfd. R	13,177	417,843
Nine Point Energy 6.75% cv. pfd. F	144	28,800
Total convertible preferred stocks (cost $744,544)		$851,643

	Expiration
WARRANTS (0.0%)* †	date	Strike price	Warrants	Value
iHeartMedia, Inc. Class A	5/1/39	16.75	189	$2,906
Total warrants (cost $4,207)				$2,906

SHORT-TERM INVESTMENTS (3.9%)*	Shares	Value
Putnam Short Term Investment Fund 1.72% L	7,253,537	$7,253,537
Total short-term investments (cost $7,253,537)		$7,253,537

Total investments (cost $179,646,022)		$184,325,575

Key to holding’s currency abbreviations

EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or deliv-
ered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2019 through December 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $186,059,758.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $23,526, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

Putnam VT High Yield Fund	15

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $9,833 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/19 (aggregate face value $627,568)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	3/18/20	$370,097	$366,371	$(3,726)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/15/20	145,636	142,651	(2,985)
UBS AG
	British Pound	Sell	3/18/20	121,185	118,546	(2,639)
Unrealized appreciation						—
Unrealized (depreciation)						(9,350)
Total						$(9,350)

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Capital goods	$4,268	$—	$—
Communication services	274,392	—	—
Consumer cyclicals	573,240	51,613	—
Energy	—	558	22,936
Financials	667,702	—	—
Health care	5,652	—	—
Utilities and power	—	36,615	—
Total common stocks	1,525,254	88,786	22,936
Convertible bonds and notes	—	1,107,492	—
Convertible preferred stocks	—	822,843	28,800
Corporate bonds and notes	—	161,537,162	735
Senior loans	—	11,935,124	—
Warrants	2,906	—	—
Short-term investments	7,253,537	—	—
Totals by level	$8,781,697	$175,491,407	$52,471

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(9,350)	$—
Totals by level	$—	$(9,350)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

16	Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/19

Assets
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $172,392,485)	$177,072,038
Affiliated issuers (identified cost $7,253,537) (Notes 1 and 5)	7,253,537
Cash	133,328
Dividends, interest and other receivables	2,485,201
Receivable for shares of the fund sold	188,715
Receivable for investments sold	431,361
Total assets	187,564,180

Liabilities
Payable for investments purchased	893,253
Payable for shares of the fund repurchased	201,098
Payable for compensation of Manager (Note 2)	87,470
Payable for custodian fees (Note 2)	22,828
Payable for investor servicing fees (Note 2)	21,653
Payable for Trustee compensation and expenses (Note 2)	151,028
Payable for administrative services (Note 2)	1,779
Payable for distribution fees (Note 2)	11,423
Payable for auditing and tax fees	76,358
Unrealized depreciation on forward currency contracts (Note 1)	9,350
Other accrued expenses	28,182
Total liabilities	1,504,422

Net assets	$186,059,758

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$187,219,949
Total distributable earnings (Note 1)	(1,160,191)
Total — Representing net assets applicable to capital shares outstanding	$186,059,758

Computation of net asset value Class IA
Net assets	$131,798,588
Number of shares outstanding	20,613,501
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.39

Computation of net asset value Class IB
Net assets	$54,261,170
Number of shares outstanding	8,579,459
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.32

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	17

Statement of operations
Year ended 12/31/19

Investment income
Interest (including interest income of $234,738 from investments in affiliated issuers) (Note 5)	$11,002,539
Dividends (net of foreign tax of $50)	59,808
Total investment income	11,062,347

Expenses
Compensation of Manager (Note 2)	1,029,357
Investor servicing fees (Note 2)	128,769
Custodian fees (Note 2)	21,519
Trustee compensation and expenses (Note 2)	4,880
Distribution fees (Note 2)	127,460
Administrative services (Note 2)	5,275
Auditing and tax fees	79,091
Other	67,325
Total expenses	1,463,676

Expense reduction (Note 2)	(762)
Net expenses	1,462,914

Net investment income	9,599,433

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(3,831,830)
Foreign currency transactions (Note 1)	10,333
Forward currency contracts (Note 1)	59,125
Total net realized loss	(3,762,372)

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	19,079,356
Assets and liabilities in foreign currencies	11,469
Forward currency contracts	(57,948)

Total change in net unrealized appreciation	19,032,877
Net gain on investments	15,270,505
Net increase in net assets resulting from operations	24,869,938

Statement of changes in net assets

	Year ended	Year ended
	12/31/19	12/31/18
Increase (decrease) in net assets
Operations:
Net investment income	$9,599,433	$11,248,421
Net realized loss on investments and foreign currency transactions	(3,762,372)	(1,319,662)
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	19,032,877	(17,057,739)
Net increase (decrease) in net assets resulting from operations	24,869,938	(7,128,980)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(8,191,664)	(9,041,505)
Class IB	(2,965,380)	(3,185,422)
Decrease from capital share transactions (Note 4)	(3,158,999)	(24,702,528)
Total increase (decrease) in net assets	10,553,895	(44,058,435)
Net assets:
Beginning of year	175,505,863	219,564,298
End of year	$186,059,758	$175,505,863

The accompanying notes are an integral part of these financial statements.

18	Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/19	$5.94	.33	.51	.84	(.39)	(.39)	$6.39	14.55	$131,799.73		5.29	37
12/31/18	6.55	.35	(.57)	(.22)	(.39)	(.39)	5.94	(3.59)	129,535.72		5.58	31
12/31/17	6.50	.35	.10	.45	(.40)	(.40)	6.55	7.22	160,526.72		5.48	43
12/31/16	6.02	.35	.54	.89	(.41)	(.41)	6.50	15.66	175,839	.72[e]	5.68[e]	48
12/31/15	6.82	.38	(.69)	(.31)	(.49)	(.49)	6.02	(5.14)	172,830.70		5.80	35
Class IB
12/31/19	$5.87	.31	.51	.82	(.37)	(.37)	$6.32	14.40	$54,261.98		5.04	37
12/31/18	6.49	.33	(.58)	(.25)	(.37)	(.37)	5.87	(4.07)	45,971.97		5.33	31
12/31/17	6.44	.33	.10	.43	(.38)	(.38)	6.49	6.98	59,038.97		5.23	43
12/31/16	5.96	.33	.55	.88	(.40)	(.40)	6.44	15.55	73,141	.97[e]	5.39[e]	48
12/31/15	6.75	.36	(.69)	(.33)	(.46)	(.46)	5.96	(5.35)	57,337.95		5.54	35

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	19

Notes to financial statements 12/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2019 through December 31, 2019.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes,

20	Putnam VT High Yield Fund

is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,350 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$295,678	$14,425,564	$14,721,242

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $67,284 to increase undistributed net investment income, $5,105 to increase paid-in capital and $72,389 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and

Putnam VT High Yield Fund	21

distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,727,682
Unrealized depreciation	(4,033,758)
Net unrealized appreciation	4,693,924
Undistributed ordinary income	9,092,763
Capital loss carryforward	(14,721,242)
Cost for federal income tax purposes	$179,622,301

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.560% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$93,052
Class IB	35,717
Total	$128,769

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $742 under the expense offset arrangements and by $20 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $125, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities	$64,500,280	$70,062,723
(Long-term)
U.S. government securities	—	—
(Long-term)
Total	$64,500,280	$70,062,723

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

22	Putnam VT High Yield Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/19		Year ended 12/31/18		Year ended 12/31/19		Year ended 12/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,051,165	$6,496,457	1,358,621	$8,556,550	5,319,398	$32,570,099	2,792,125	$17,590,179
Shares issued in connection with
reinvestment of distributions	1,372,138	8,191,664	1,482,214	9,041,505	500,909	2,965,380	526,516	3,185,422
	2,423,303	14,688,121	2,840,835	17,598,055	5,820,307	35,535,479	3,318,641	20,775,601
Shares repurchased	(3,627,975)	(22,395,152)	(5,515,318)	(34,519,101)	(5,066,110)	(30,987,447)	(4,595,360)	(28,557,083)
Net increase (decrease)	(1,204,672)	$(7,707,031)	(2,674,483)	$(16,921,046)	754,197	$4,548,032	(1,276,719)	$(7,781,482)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/18	Purchase cost	Sale proceeds	Investment income	12/31/19
Short-term investments
Putnam Short Term Investment
Fund*	$3,447,187	$62,129,451	$58,323,101	$234,738	$7,253,537
Total Short-term investments	$3,447,187	$62,129,451	$58,323,101	$234,738	$7,253,537

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$1,400,000
Warrants (number of warrants)	800

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$—	Payables	$9,350
Equity contracts	Investments	2,906	Payables	—
Total		$2,906		$9,350

Putnam VT High Yield Fund	23

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$59,125	$59,125
Equity contracts	128	—	128
Total	$128	$59,125	$59,253

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$(57,948)	$(57,948)
Equity contracts	(1,492)	—	(1,492)
Total	$(1,492)	$(57,948)	$(59,440)

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		JPMorgan Chase Bank
	Bank of America N.A.	N.A.	UBS AG	Total
Assets:
Forward currency contracts#	$—	$—	$—	$—
Total Assets	$—	$—	$—	$—
Liabilities:
Forward currency contracts#	3,726	2,985	2,639	9,350
Total Liabilities	$3,726	$2,985	$2,639	$9,350
Total Financial and Derivative Net Assets	$(3,726)	$(2,985)	$(2,639)	$(9,350)
Total collateral received (pledged)†##	$—	$—	$—
Net amount	$(3,726)	$(2,985)	$(2,639)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10 — New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

24	Putnam VT High Yield Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; trustee of the New York Society Library; and a trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage and distribution of petroleum products; director of Devon Energy Corporation, an independent natural gas and oil exploration and production company; Chair of the Board of Trustees of Mount Holyoke College; member of the Finance Committee of the Children's Hospital of Colorado; Treasurer and Chair of the Finance Committee of the Board of The Denver Foundation; Senior Advisor for First Reserve, an energy private equity firm; previously a director of UNS Energy Corporation, a publicly held electric and gas utility in Arizona; and previously a director of SM Energy Corporation, a publicly held U.S. exploration and production company.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Formerly, a Senior Advisor to these entities.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT High Yield Fund	25

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial Officer,
Vice President and Chief Compliance Officer	Since 2004	Principal Accounting Officer, and Assistant
Since 2016		Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance,Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

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Putnam VT High Yield Fund	27

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
Marketing Services	Legal Counsel	Robert L. Reynolds
Putnam Retail Management	Ropes & Gray LLP	Manoj P. Singh
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund	29

This report has been prepared for the shareholders	TR511
of Putnam VT High Yield Fund.	VTAN034 319784 2/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2019	$69,383	$ —	$8,330	$ —
December 31, 2018	$68,730	$ —	$8,330	$ —

For the fiscal years ended December 31, 2019 and December 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $166,005 and $624,812 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2019	$ —	$157,675	$ —	$ —
December 31, 2018	$ —	$616,482	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2020